SMART KIDS INTERNATIONAL HOLDINGS, INC.

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License
Agreement

SMART KIDS INTERNATIONAL HOLDINGS, INC.

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THIS LICENSE AGREEMENT made effective the 20th day of June, 2005 (the "Effective Date")

BETWEEN:

RICHARD SHERGOLD, having an office at 9328 – 107TH Avenue, Edmonton, Alberta, Canada T5H 0T4 (the "Licensor")

And

SMART KIDS INTERNATIONAL HOLDINGS, INC., a body incorporated under the laws of the State of Nevada, having an office at 44 Coyote Mountain Road, Santa Fe, New Mexico 87505 (the "Licensee")

WHEREAS:

•
The Licensor and the Licensee wish to enter into a strategic Agreement, pertaining to the licensing of all the Licensor’s intellectual property (the “first "Agreement"). Dated on the 1st day of June 1994.

The Licensor and the Licensee are mutually interested in the raising of additional capital investment to develop and market the Themes; and,

•	The Licensor and the Licensee are both committed to the success of this venture.

NOW THEREFORE WITNESSETH THAT:

For good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

1	LICENSE AGREEMENT
1.1
The parties agree that the Licensor has previously executed various license agreements and amendments thereto pertaining to the Intellectual Property. The Licensor and Licensee each agree that this License Agreement hereby becomes the master agreement and all obligations and rights pursuant to any license agreement or amendment thereto entered into by the parties prior to the Effective Date in their entirety.

SMART KIDS INTERNATIONAL HOLDINGS, INC.

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1. DEFINITIONS

1 LICENSE AGREEMENT

A: The parties agree that the First Agreement shall be amended to include all of the new Licensors (Richard Shergold),

"Intellectual Property"

B: which means the Characters, Copyrights, titles of copyrighted works, Trademarks, industrial designs and other intellectual property owned by the Licensor.

1.1.
"Advertising Materials" means all advertising and promotional materials for the Licensed Products including but not limited to packaging and labeling materials, which are produced by or for the Licensee and which make use of any of the Trademarks, copyrights, new concepts. Domain names, Characters,

1.2.	"Trademarks, copyrights, domain names, Concepts & Characters" means the use or likenesses of the following:

1.2.1.	the characters BE ALERT BERT, BE AWARE CLARE, OTIS NOTICE, FREDDIE THE FIREFLY, UNCLE BUZZ, BETTY BLUE, and DAISY. These characters are defined in Schedule "A", attached to and

1.2.2.	Forming a part of this License Agreement, in terms of a character comparison registered with the United States & Canada Copyright Offices; and,

1.2.3.
all future characters created by the Licensor, or the Licensee pursuant to this License Agreement, during the term of this License Agreement or any extensions thereto where such characters Trademarks or copyrights new concepts and domain names that are associated with the Theme and the Licensor’s future plans like.

1.2.4	The following:

Mall-Centered, Bee Hive Kiosks and Stores:
In development is the creation of a franchise of Bee Hive-shaped Bert & Clare kiosks to be purchased and owner-operated in stores throughout North America. The kiosks offer a tremendous opportunity to promote and sell Bert & Clare merchandise, offer the opportunity to play Bert & Clare interactive games, and promote upcoming episodes as well as Smart Kids, and will add a noticeable and consistent, real world presence to everyone’s shopping experience

Ad-driven, Web-interactive, Video-CDs as the Pilot Launch Vehicle for Be Alert Bert’s “Be People Smart”:
Smart Kids will use proprietary CD-ROM and DVD-ROM video delivery technology that places full screen, Web-interactive video on personal computers, accelerating traffic to its Web site (and those of its advertisers) substantially increase revenue in the process. This will be created and redefined entertainment, marketing, distribution, and revenue generating models that revolutionize how revenue is generated on the Internet. Using Be People Smart, as a timely pilot for its launch, it aims to support the production with a strategic and proprietary ad placement format using advertisers and sponsors to distribute the production through target market effective publications, and generate revenue in the process, attracting a noticeably increased number of people to the shows and the Smart Kids’ Web community.

SMART KIDS INTERNATIONAL HOLDINGS, INC.

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SmartKids’ Web site:
Smart Kids not only promotes the above-detailed shows and merchandise. It provides an educational and entertainment experience far beyond the sum of its individual parts. At the outset, in addition to the promotion of Be Alert Bert and The Adventures of Bert & Clare, Smart Kids will generate revenue through 1) the sale of My Smart Kids’ individual software components and the entire My Smart Kids productivity software suite, and 2) subscription, banner ad, merchandising commissions and e-commerce revenue generated from the My Smart Kids’ Internet hosting site and browser.

Smart Kids takes the concepts behind the world’s most successful software packages and Internet sites and redesigns them for kids – as a subscription-based online community for kids. There are three forms of subscription: the free user gets limited access to the site’s features. The intermediate user gets more. And the power user gets complete access to the site’s best features, as well as a series of revenue-generating features. Smart Kids features, among other things, a safety first community, a portal to the television shows which enables kids to play character-driven games, create their own videos, join chat clubs, have safety alerts emailed to them on a random basis, etc. All of the real world games, books and features will be augmented in this site.

•
The objective of this project is to develop a community of web sites, and software packages based around the central portal SmartKidsBusinessCenter.com. The site will offer a number of services. Initially, the primary service offered will be web-based e-mail. The site will also offer a number of other features, such as chat rooms, news, animation, games and links to other sites. These features will be implemented at various stages in the development process based on development time and cost.

•
The first piece of off line software that will be developed will be the "My Smart Kids' E-Mail". This will software will function either as a stand-alone product or as an enhancement to the features offered on the web site. Following the e-mail program, the My Smart Kids Virtual Bank will be created. This will teach kids the value of saving money, as well as offer the potential for partnership with an established bank.

•
All components of this project will promote the "community" aspect. This will be achieved through consistent quality, design, and branding as well as the implementation of chat rooms and other "human interaction" elements. This strategy has proved successful in creating large numbers of return visitors.

There are heightened features never before seen, including a banking system and home video distribution network that not only generates revenue for SmartKids, but enables kids to make money for themselves:

MySmart Kids is being developed in three distinct, yet non-mutually exclusive stages: 1) the development of an Internet community and hosting site for kids, 2) the development and sale of individual components of MySmart Kids productivity software, and 3) the development and sale of the MySmart Kids productivity suite.

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There are a number of ways outside sites could be chosen:
•	Pay for Placement - outside sites could pay to be listed.
•	Link Sharing - outside sites could place a link to SmartKids’ site on their sites.
•	SmartKids Recommended - sites of high quality that are selected by SmartKids.com itself.

A combination of the above will be used for selection. The majority of the links posted could be based on a link sharing, because this will drive traffic to the site. With premium placement web sites that pay a fee could be list higher on the list, contain more information or have a graphic. High quality sites could be recommended in a special section, such as sites of the week (day, month, year...).

Multimedia Components:
The site will also offer multimedia components, such as games and animation. This content will be designed in such a manner to continue the branding of the community - focusing on education and entertainment. The content for this section can be created both in-house and by third party developers as the site grows. Following the development of the key site components, additional components such as news and chat features will be incorporated.

This web site will function as the hub for the My Smart Kids Community, tying together all of the various elements. The site will focus on educational and entertaining content for kids between the ages 8 and up.

E-Mail:
The e-mail component will, for the most part, function similar to most online email systems. The main difference will be that the e-mail will put a focus on messages that incorporate multimedia, such and video or audio. This will include highlighting multimedia messages when they are received and by encouraging the user to send this type of message themselves.

Offline Software:
The offline software will function both as stand-alone products, and as an addition to the online components of the community. E-Mail Software

This program will function in a similar fashion to the online version (with the focus on multimedia), except that the user will be able read and write messages while offline. This software will interact closely with the Web site and will include features that will let the user make full use of the website.

Portal Component:
The portal component of the site will consist of a series of links to sites that users of the site would be interested in. These sites will consist of both its own community sites and outside sites

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Virtual Bank:
The Virtual Bank will let kids open virtual bank accounts and manage their money through an easy to use interface. It will allow kids to see how much money they have made, and what they have spent it on. This software will also create opportunities to build relationships with an established bank, to help with finance or distribution of the My Smart Kid's products.

There are two primary aspects to the SmartKids project. The first component is the message center, which is part of the MySmart Kids Web site. The second component is the software suite, which can be accessed by members. Initially, SmartKids software will be comprised of the following components:

Desktop publisher – enables children to publish letters, business cards, cards and brochures.

Cool Mail – free e-mail account with audio and clip art limited file transfer.

Virtual Banker – virtual banking for managing of allowance, paper route, mowing lawns, etc., plus a journal and tutorial.

Chat Software – restricted for SmartKids’ server and encrypted for registered users only.

Address Manager – keeping track of friends and family. Has e-mail capability.

Power User Marketing Ideas and Web Management – educational program created for and by kids.

Message Center – linked to Web site, kids can leave message for friends or family.

Smart Kids – enable kids to get discounts from SmartKids partnering corporations and clients.

Internet phone – kids’ Internet phone software.

Journal – keeping their thoughts online.

Smart Kids Travel-threw affiliations earning smile miles and smart points.

Smart Cards- will be used in affiliation with many sponsors to create smart points.

These components are launch components only, with additional development planned to meet future needs. Each component will have up-grades to install a built-in video tutor.
Combined, the Server and the Client sides provide a unique online experience. A small sampling of products and services is listed below. These components are launch products only, with further elements developed, as future needs are uncovered. Each component will have up grades to install a built-in video tutor. Specific components will be available only through SmartKids business center.com, the company Web site, accelerating traffic to the site and extending each user’s interactivity.
•	MySmartKids Web designs – enabling kids to design their own web sites in a fun and simple way.

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•	MySmartKids Desktop Publisher - enabling kids to publish letters, business cards, cards, and brochures.
•	Cool Mail– a free e-mail account with audio and clip art limited file transfer.
•	MySmartKids web mail client – keeping kids in touch with their friends.
•	MySmartKids Virtual Banker – virtual banking for management of allowance, paper route, mowing lawns, etc., plus a journal and tutorial.
•	MySmartKids Chat Software – restricted for MySmart Kids’ server and encrypted for registered users only.
•	MySmartKids Address Manager – keeping track of friends and family. Has e-mail capability.
•	MySmartKids CD-Maker – enables kids to burn their own CDs, as well as design jewel case inserts and disk labels.
•	MySmartKids Search Engine – searches the Web for kid specific content.
•	MySmartKids Marketing Ideas & Web Management – educational program created for and by kids.
•	MySmartKids Message Center – linked to web site, kids learn leave message for friends or family.
•	MySmartKids Pagers. Part of the web Site.
•	MySmartKids Smart Cards – enable kids to get discounts from MySmart Kids partnering corporations and clients.
•	MySmartKids PDA - kids Internet phone software.
•	MySmartKids Journal- keeping their thoughts online.

SMART KIDS INTERNATIONAL HOLDINGS, INC.

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2	COMPANY GOALS

The licensor’s initial plans are to initiate and follow through with the following goals:

PHASE 1
INITIAL EXPANSION, INCLUDING DEVELOPMENT OF THE FOLLOWING PROFIT CENTERS AND DIVISIONS:

The Be Alert Bert Television Broadcast (from existing Master Tapes)
•
Be Alert Bert is an animated and live-action TV series for pre-school aged children. Its message is to promote safety and awareness of one’s surroundings in an entertaining and educational format. The main character, Be Alert Bert, is a helpful animated bee whose mission is to guide children through life safely. It entertains and educates the whole family about safety awareness with features that include Bee Tips, Safety Songs, and the news magazine parody, “Live at the Hive”. Bert promotes responsibility, sharing, understanding, and honesty. The series has been nominated for three AMPIA (Alberta Motion Picture Industry Association) Awards, and won the Best Children’s Television Show award in 1998. Although this series has aired on over 11 networks, it was not widely leveraged in the United States. Our goal is to place the current series on both English and Spanish networks with large viewer base, in order to drive retail and wholesale revenue through the sale of both videos and licensed products.

The Be Alert Bert Video/DVD Series (from existing Master Tapes)
•
An existing video library of master tapes will be re-formatted and packaged for distribution in North and South America for English and Spanish language children’s TV programming, and for retail and wholesale video sales. Initially, SKGI will seek a large distribution partner in conjunction with the broadcast placement. However, sales of individually packaged videos are planned at the retail level through direct-to-home marketing, at the MySmartKids.com on-line web community, kiosks in malls (distributorships), and at the wholesale level through licensing and barter time with networks and selected retailers throughout North and South America.

Expansion of the Current Be Alert Bert Website
•
SKGI will enhance the current Be Alert Bert web site to include an expanded e-commerce platform, allowing visitors to purchase the full line of Bert and Clare videos and licensed products, as well as preview upcoming episodes.

Commercialization and Further Development of Bert and Clare Line of Licensed Products
•	Currently SKGI has several products ready for commercialization, including:
o	Story Book: How Be Alert Bert Got His Name (Published)
o	Story Book: Be Alert Bert and Be Aware Clare Visit the City (Written, Unpublished)
o	Narrated Tape and Story Book Combination: How Be Alert Bert Got His Name
o	Be Alert Bert Watch
o	Be Alert Bert Safety Songs I Cassette (6 songs)
o	Other Recorded Songs (26; each corresponds to an episode)

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•
In addition to these current product offerings, SKGI may develop some of the following products, which will directly correspond to specific video subject matter, and may be packaged together for a value-added sale:

o	Coloring and Activity Books
o	Flash Light
o	Night Light
o	Bike Helmet
o	Camping Set
o	Elbow/Knee Pads
o	Hats/Mittens
o	Bath Towels

Direct-to-Home Sales Distribution Network
•	SKGI is currently developing a strategic plan for promoting this profit center, which may include:
o	Partnering with an existing in-home distribution network, which specializes in children’s products;
o	Using network barter time to attract new distributors;
o	Leveraging PR/Media outlets to attract new distributors;
o	Advertising in franchise publications to attract new distributors.

PHASE 2
SECONDARY EXPANSION AND DEVELOPMENT OF THE FOLLOWING PROFIT CENTERS, BASED ON AVAILABILITY OF APPROPRIATE FUNDING:
The New Adventures of Bert and Clare TV Series (66 new 15 minute 3D animated shows)

SKGI has assembled an experienced team to develop and produce its newest television series, The New Adventures of Bert and Clare, which will be a 3-D animated follow-up series of 66 new 15- minute shows, based on the original Be Alert Bert series. The New Adventures of Bert and Clare will address action awareness, education, and adventure, and expand SKGI’s reach to children, ages 6 – 11. The thematic focus of the new series will be the idea and need for tolerance. Children will witness, through the animated bug world, an unmistakable parallel to many of the problems and challenges they may face in the real world. The New Adventures of Bert and Clare aims to present its audience with action-packed, funny, fast-paced, wonderfully animated, “exceptionally educational” adventures filled with some of the most lovable and memorable characters children will ever meet in any cartoon. Its aim is not only to entertain and educate children, but to empower them.

MySmartKids.com – On-Line Community and Web Mall
•
The MySmartKids.com On-Line Community and Web Mall will bring together the strengths of all of SKGI’s assets and product lines to become the premier online community for children’s safety and awareness and educational products. MySmartKids.com takes the concepts behind the world’s most successful software packages and web sites and redesigns them for children – as a subscription-based on-line community. Examples of some web site features are:

o	Cool Mail: free e-mail account with audio and clip art

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o	Virtual Banker: virtual banking for managing allowance, paper route, lawn mowing, etc
o	Chat Software: restricted for SmartKids’ server and encrypted for registered users only
o	Address Manager: keeps track of friends and family, has e-mail capability
o	Message Center: linked to Web site. Children can leave messages for friends or family
o	Discounts: from SmartKids partnering corporations and clients
o	Internet Phone: web-based phone software as well as pager and palm pilot capability
o	Journal: will allow children to keep their thoughts online
o	Interactive Games: server-assisted multi-player gaming center to paid members
o	Power User Marketing Ideas and Web Management: educational program created for children
o	GPS Tracking: interface for parent monitoring

Beehive Retail Kiosks & Stores (Distributorships)
•
In conjunction with an established US marketing consulting group that specializes in the sales and placement of retail kiosks in regional malls and stores throughout North America, SKGI is developing Bert and Clare’s Beehive Kiosks. The kiosks offer a tremendous opportunity to promote and sell Bert and Clare merchandise, offer visitors the chance to play Bert and Clare interactive games, and promote upcoming episodes and drive traffic to the MySmartKids.com Online Community, at the point of sale.

Synergistic and Strategic Acquisitions
•	SKGI will continuously seek to make acquisitions, which contribute to its theme of child safety awareness, through the addition of content, intellectual property, distribution, and/or marketing.

SMART KIDS INTERNATIONAL HOLDINGS, INC.

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SMART KIDS INTERNATIONAL HOLDINGS, INC.

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COPYRIGHTS AND THE NEW CONCEPTS

"Copyrights and the new concepts" means all copyrights now or hereafter existing or created by the Licensor, or assigned to the Licensor by the Licensee pursuant to this License Agreement, relating to the Characters or any derivative works using or based on the Characters new concepts, domain names. Schedule "B" attached to and forming a part of this License Agreement lists the existing applied for and registered copyrights as of the Effective Date.

•	"Licensed Product" means each and every service and product of every nature or kind associated with the Character and new concepts, domain names, Copyrights, and the Trademarks.
•	“Territory" means unlimited geography
•	"Theme" means child education, health, fitness, edutainment and safety.
•
“Trademarks, domain names, new concepts" and, the Copyrights, titles of copyrighted works, the names of the Characters, and any combination of the foregoing. Schedule "C" attached to and forming a part of this License Agreement lists the existing applied for and registered trademarks, domain names, new concepts and Copyrights, as of the Effective Date.

1.	GRANT OF LICENSE

1.
The Licensor grants to the Licensee, subject to the terms and conditions of this License Agreement and a management fee to Smart Kids International Holdings, Inc for quality oversee, but an exclusive royalty-free license to use the “Trademarks, domain names or copyrights, Concepts & Characters” in connection with the manufacture, distribution, sale and advertising of the Licensed Products in the Territory for the term of this License Agreement.

2.	TERM

2.1	The term of this License Agreement shall be for a period of twenty five (25) years, commencing on the Effective Date.
2.2	The Licensee shall have the option during the initial term to extend in perpetuity the term of the License Agreement.
2.2.1
The Licensee shall provide the Licensor in writing of the Licensee's intention to exercise the option no less than 120 days before the date of the termination of the initial term of this License Agreement.

2.2.2	The extension of the term is subject to Article 4 herein, specifically the establishment of a Royalty for the extended term of this License Agreement.

3	ROYALTY
3.1
The Licensor and the Licensee agree that in the event of the Licensee exercising its option to extend the term of this License Agreement in perpetuity at the end of the initial twenty five (25) year term granted by this License Agreement, or immediately upon the Licensor's ownership of the Licensee becoming equal to or less than (12) percent, the Licensor and the Licensee shall enter into negotiations to determine a Royalty payable by the Licensee to the Licensor, pursuant to Article 4.2 herein.

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3.2
The Licensor and the Licensee agree that the Royalty payable to the Licensor in the event of the Licensee exercising its option to extend the term of the License Agreement in perpetuity shall be based upon fair market value but in no event shall exceed fifteen (15) per cent of the value of gross sales of the Licensed Products before expenses or other deductions.

3.3
In the event that the Licensor and the Licensee are unable to agree on the Royalty pursuant to Article 4.2 within 120 days of the commencement of negotiations as specified in Article 4.1, the Licensor and the Licensee agree that the matter shall be submitted for final and binding arbitration pursuant to the provisions of Article 11 herein.

4	MARKETING AND SUPPLY
4.1
The Licensee shall use best efforts to support, promote and establish a market for the Licensed Products. The Licensee shall use best efforts to supply such market by distributing and selling a sufficient volume of Licensed Products to meet the demand in the Territory

4.2
Notwithstanding the provisions of Article 5.1 herein the Licensor acknowledges that the market for the Licensed Products is limited and that it is anticipated that up to four (6) years from the Effective Date will be required before a market begins to develop in the Territory.

4.3
The Licensor shall use best efforts to support, promote the establish markets for the Licensed Products, including but not limited to the attendance at trade shows, and media contact, as may be reasonably requested by the Licensee and providing that all expenses or expenditures to enable such efforts shall be paid for by the Licensee

5	ASSIGNMENT OF RIGHTS BY LICENSEE
5.1
The Licensee hereby assigns to and waives its moral rights in favour of the Licensor it’s entire, worldwide right, title and interest in and to all "new works" or "derivative works" created by the Licensee using the Characters, including but not limited to the copyrights on such "new works" or "derivative works”. Which all employees must sign as well?

6	TRADEMARKS AND QUALITY
6.1	All trademark uses of the Trademarks by the Licensee shall inure to the Licensor's benefit and shall be in accordance with the standards established by the Licensor pursuant to this Article 7.
6.2
The Licensor shall maintain the existing registrations of Trademarks and file applications for the registration of new Trademarks upon reasonable notice from the Licensee. The Licensee shall pay directly all costs to be incurred by the Licensor in association with all such applications or registrations.

6.3	The Licensee agrees to affix to the Licensed Products such trademark notices as the Licensor reasonably requests and as required by law.
6.4
The Licensee warrants that the Licensed Products will be consistent with the Theme and of good quality in design, material, and workmanship and suitable for their intended purpose; that no injurious or toxic substance will be used in or on the Licensed Products; that the Licensed Products will not cause harm when used as instructed and with ordinary care for their intended purpose; and that the Licensed Products will be manufactured, sold, and distributed in strict compliance with all applicable laws and regulations.

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6.5
The Licensee acknowledges and agrees that the Licensor shall have creative input on the design and development of all Licensed Products. The Licensor agrees to act promptly and reasonably in providing its input The Licensee agrees to make every reasonable effort to maintain the quality of each Licensed Product to a standard consistent with the creative input provided by the Licensor.

7	REPRESENTATIONS AND WARRANTIES
7.1	The Licensor hereby represents and warrants that:
7.2	The Licensor owns the Trademarks, domain names, copyrights, Concepts & Characters” and has the right to enter into and grant the rights contained in this License Agreement;
7.3
The Licensor has not entered into any written or verbal agreements or commitments with respect to the Characters, Copyrights, new concepts, domain names or Trademarks that are in conflict with the provisions of this License Agreement;

7.4
The use of the Copyrights, Characters, new concepts, domain names and Trademarks by the Licensee in accordance with this License Agreement shall not infringe upon any rights of any person, firm or corporation; and,

7.5	There are no outstanding claims or litigation pending or threatened against or involving the title to or ownership of the Characters, Copyrights or Trademarks.

8	INDEMNIFICATIONS, PRODUCT LIABILITY INSURANCE
8.1
The Licensee shall indemnify and hold harmless the Licensor, its officers, agents, and employees, from any claims, demands, causes of action, expenses or liabilities arising out of or relating to the manufacture, distribution, sale. or use of the Licensed Products during the term of this License Agreement and any extensions thereof.

8.2
The Licensor shall indemnify and hold harmless the Licensee, its officers, agents, and employees from any claims, demands, causes of action, expenses, or liabilities arising solely out of the use by the Licensee of the Characters as authorized under this License Agreement

8.3
The Licensee and the Licensor agree that the Licensee shall pay any and all amounts owing by the Licensor pursuant to Article 9.2 and that these same amounts shall be repaid by the Licensor to the Licensee as a set off against Royalties payable to the Licensor pursuant to this License Agreement.

8.4	As to any claims falling within the scope of the foregoing indemnification:
8.4.1	each party agrees to promptly notify the other of and keep the other fully advised with respect to such claims and the progress of any suits in which the other party is not participating;
8.4.2	each party will have the right to assume, at its sole expense, the defense of a claim or suit made or filed against the other party;
8.4.3
each party will have the right to participate, at its sole expense, in any suit instituted against it and to approve any lawyers selected by the other party to defend it, which approval will not be unreasonably withheld or delayed; and

8.4.4
a party assuming the defense of a claim or suit against the other party will not settle such claim or suit without the prior approval of the other party, which approval shall not be unreasonably withheld or delayed.

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8.5
At the written request and expense of the Licensee the Licensor agrees to assist the Licensee in taking all steps necessary to restrain or prohibit any infringements of the Characters, Copyrights, Trademarks, domain names and new concepts at the expense of the Licensee.

8.6
The Licensee agrees to obtain and maintain during the term of this License Agreement and any extension thereof at its own expense product liability insurance providing protection in the minimum amount of one million ($1,000,000.00) dollars per occurrence and two million ($2,000,000.00) dollars annual aggregate. These amounts are to be applicable against any claims, liabilities, damages, costs, or expenses arising out of any defects or alleged defects in the Licensed Products. Such insurance will include coverage of the Licensor, its agents, and employees. Within 30 days after the Effective Date, the Licensee shall have its insurance company issue a certificate to the Licensor confirming that the required policy is in effect.

9	TERMINATION
9.1
In the event of any default or breach of this License Agreement by the Licensee, which is not cured by the Licensee within 45 calendar days after written notice being given by the Licensor to the Licensee of said default or breach, the Licensor may, at its sole discretion, at any time after the expiration of such 45 calendar day period, terminate this License Agreement with immediate effect by written notice of same to the Licensee.

9.2	The Licensor shall have the right at its sole discretion to terminate the License Agreement in the event that the Licensee:
9.2.1	Becomes insolvent; or
9.2.2	Commits an act of bankruptcy; or
9.2.3	Abandons the License as deemed by the failure to pursue the active business as intended by the License; or
9.2.4	Assigns the License without written consent; or
9.2.5	Fails to observe or perform any of the provisions of the License; or
9.2.6	Experiences a change in control that is not approved by the Licensor, such approval not to be unreasonably withheld, prior to such change occurring.
9.3
Licensee acknowledges that a termination of the License Agreement does not relieve Licensee of obligations under the License Agreement. This clause shall survive the termination of this License Agreement.

9.4
On expiration or termination of this License Agreement, the Licensee agrees that it shall not renew any sub-license or other agreement pertaining to the Licensed Products, and it shall not make any new agreements of any kind regarding the Licensed Products. The Licensee will have the right to sell any Licensed Products on hand as of the date of expiration or termination of the License Agreement subject to payment of royalties to the Licensor on any such sales, if applicable. Prior to disposing of any such inventory of Licensed Products, the Licensee will deliver to the Licensor an accurate itemized statement of all such Licensed Products on hand.

10	ARBITRATION
10.1
Should the parties to this License Agreement be in dispute as to the meaning and application of any term herein, or if the parties are in dispute as to the royalty to be negotiated pursuant to Article 4 herein:

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10.1.1
Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in accordance with the laws of Nevada by two arbitrators, one of whom shall be appointed by the Licensee, one of whom shall be appointed by the Licensor and if agreement cannot be reached, by a third arbitrator which shall be appointed by agreement of the first two arbitrators.

10.1.2
Such arbitration shall be conducted in Nevada in accordance with the rules of the prevailing Arbitration Association, except with respect to the selection of arbitrators which shall be as provided in this Section 11.1.1.

10.1.3
Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. All fees and expenses of the arbitration process shall be borne equally by the parties hereto regardless of the final outcome, unless and to the extent the arbitrators shall determine that under the circumstances the sharing of all or a part of any such fees and expenses would be unjust.

11	ASSIGNMENTS
11.1
The Licensee will not, without the Licensor's prior written consent, not to be unreasonably refused, directly or indirectly assign, transfer, sub-license or encumber any of its rights under this License Agreement.

11.2	The Licensee shall not grant through any sub-license any greater right than granted to the Licensee by this License Agreement.
11.3
The Licensor will not, without the Licensee's prior written consent, not to be unreasonably refused, directly or indirectly assign, transfer, sub-license or encumber any of its rights under this License Agreement.

11.4
The Licensee acknowledges that for tax planning reasons the Licensor may form a new entity and the Licensee shall permit the assignment of the License Agreement to said entity providing that the Licensor continues to have control of the new entity.

12	GENERAL
12.1	The laws of the State of Florida shall govern the License Agreement.
12.2	The License Agreement represents the entire agreement between the parties and supersedes all prior negotiations, representations, or agreements, either written or oral.
12.3	Time is of the essence.
12.4
Nothing in this License Agreement will be construed to make the parties partners or joint ventures or to permit the Licensee to bind the Licensor to any agreement or act on the Licensor's behalf in any respect, or to permit the Licensor to bind the Licensee to any agreement or act on the Licensee's behalf in any respect.

12.5
No waiver or modification of any of the terms of this License Agreement shall be valid unless in writing, signed by both parties. Failure by either party to enforce any rights under this License Agreement will not be construed as a waiver of such rights, and a waiver by either party of a default in one or more instances will not be construed as a continuing waiver or as a waiver in other instances.

12.6
All notices and reports required to be provided under this License Agreement will be delivered in person or by registered mail to the other party at the address stated on Page 1 of this License Agreement, or to such other address as either party designates in writing from time to time.

12.7
If any term or provision of this License Agreement is for any reason held invalid, such invalidity will not affect any other term or provision, and this License Agreement will be interpreted as if such term or provision had never been contained in this License Agreement.

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 17 of 38

12.8	The article, paragraph, and section headings in this License Agreement are for reference only and will have no substantive effect.

IN WITNESS WHEREOF the parties have executed this License Amendment effective the date first set out above:

RICHARD SHERGOLD	LISA YAKIWCHUK
OWNER	DIRECTOR OF THE BOARD

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 18 of 38

APPENDIX

Schedule "A" - Character Comparisons

Schedule "B" - Copyrights Schedule

Schedule "C" – Trademarks

Schedule “D”- Domain names

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 19 of 38

SCHEDULE "A" - CHARACTER COMPARISONS

Be Alert Bert Comparison for:
•	Otis Notice
•	Be Alert Bert
•	Freddie the Firefly
•	Be Aware Clare
•	Uncle Buzz
•	Betty Blue Daisy

As prepared by:	Deborah A Wilcox, Baker & Hostetler, 1900 East 9th Street, 3200 National City Center, Cleveland, Ohio 44114-3485, dated 1/27/95.
Class:	Visual Arts; unpublished
Status:	Registered
Effective date of registration:	February 24,1995 (1995D224)
Registration Number:	VAU319270
Date of Creation: -	1994
Author(s):	Thurston Video inc.
Owner(s):	Shergold, Richard

S. Copyright Office - Search Records Results
Search Records Results

Registered Works Database (Claimant Search)

Search For: BE ALERT BERT PRODUCTIONS, INC
Item 1 of 1

1. Registration Number: PA-709-496
Title: Bee [sic] people smart.
Description: Videocassette ; 1/2 in.
Claimant: Be Alert Bert Productions, Inc.
Created: 1993

Published: 15Dec93

Registered: 18Apr94

Previous Related Version: Soft sculpture prev. reg. 1993, VA
267-182.
Claim Limit: NEW MATTER: children's video tape, song; artwork on tape sleeve; some animation.
Miscellaneous: C.O. corres.
Special Codes: 4/X

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 20 of 38

SCHEDULE "B" - COPYRIGHTS

BE ALERT BERT
Copyright registration in Canada
Class:	unpublished work of an Artistic nature
Registration Number:	425958
Registration Date:	July 30, 1993
Registered Owner	Richard Scott Alien Shergold

BE AWARE CLARE
Unregistered copyright application in Canada on file
Application number: 350.761
Date:  March 7. 1995

BE AWARE CLARE
Copyright registration in the United States
Class:	Visual Arts; unpublished
Status:	Registered
Registration Number:	VAu267181
Registration Date:	September 15,1993 (19930915)
Date of Creation:	1993
Author:	Shergold, Richard
Owner.	Shergold, Richard

BE ALERT BERT
Copyright registration in the United States
Class:	Visual Arts; unpublished
Status:	Registered
Registration Number:	VAu267182
Registration Date:	September 15, 1993 (19930915)
Date of Creation:	1993
Author:	Shergold, Richard
Owner	Shergold, Richard

HOW BE ALERT BERT GOT HIS NAME: or, BE ALERT BERT In a ticklish situation
Copyright registration in the United States
Class:	Textual Works; unpublished
Status:	Registered
Registration Number	TXu685739
Registration Date:	February 24,1995 (19950224)
Date of Creation:	1994
Author(s):	Lindsifame Productions; Thurston Video, Inc.
Owner:	Shergold, Richard

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 21 of 38

SCHEDULE "C" - TRADEMARKS

BE ALERT BERT
Trade Mark Registration in the United States
Serial Number	74-507,136
Pled:	March 30, 1994
Abandoned: .	December 13,1S96 - no statement of use filed
Registered Owner at publication: Richard Shergold

BE AWARE CLARE & Design
Trade Mark Registration in the United States
Serial Number:	74-637,548
Filed:	February 23, 1995
Published:	December 24,1996
Allowance Red:	March 18,1997
Status:	Intent to Use - Current
Statement of Use or request for extension of time To file must be received by Patent and Trademark Office within six months of above mailing date of notice of allowance.

Goods/Services: 009- pre-recorded audio tapes and video tapes featuring a mixture of live action, animation and music directed to teaching safety awareness to children. Original Applicant Richard Shergold

No recorded assignment documents were uncovered in a search of the U.S. Patent and Trademark Office, which Office indicates documents were recorded through December 6,1996, with the possible exception of a small number of records which may be held up by the assignment branch.

BE AWARE CLARE
Trade Mark registration in Canada Registration
Number:    TMA464.715 Filing Date:
    August 16, 1993
Registration Date: October 25,1996
Wares/Services: Safety Videos, T-Shirts. Board games, stuffed toys and posters. Declaration of Use filed 24 September 1996 on wares. Registered Owner: Richard Shergold

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 22 of 38

1.
Name:	BE ALERT BERT
Registration Number:	425958
Type:	Copyright
Author:	Shergold, Richard Scott, Allen
Owner:	Shergold, Richard Scott, Allen
Registration Date:	1993-07-30

2.
Name:	I'm Lost - What to do when you get Lost
Registration Number:	467506
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard Scott Allen
Registration Date:	1998-02-24

3.
Name:	Bee People Smart
Registration Number:	467505
Type:	Copyright
Author:	Berg, Randy Lee	Keating, Frederick Michael
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-02-24

4.
Name:	Bee Thankful - A Special Episode
Registration Number:	467510
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-02-24

5.
Name:	BaBee Sitting - Babysitting Safety
Registration Number:	467509
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-02-24

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 23 of 38

6.
Name:	A Doggone Day - Animal Safety
Registration Number:	467508
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-02-24

7.
Name:	Watered Down - Bathtub/Shower Safety
Registration Number:	467507
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-02-24

8.
Name:	Fire, Fire - Fire Safety
Registration Number:	467514
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-02-24

9.
Name:	A Toy Bee - Putting Toys Away
Registration Number:	467513
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-02-24

10.
Name:	A Bee Thankful Day - The Pilot
Registration Number:	467512
Type:	Copyright
Author:	Cook, Manetter Germaine
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-02-24

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 24 of 38

11.
Name:	A Bee Stranger Day
Registration Number:	467511
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-02-24

12.
Name:	Don't Bee Afraid-Lights Out Safety
Registration Number:	467535
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

13.
Name:	Bee Healthy Day - Dr.'s eating, etc.
Registration Number:	467534
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

14.
Name:	Bee Degrees - Hot Weather Safety
Registration Number:	467533
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 25 of 38

15.
Name:	Owl Through the Night - Night Safety
Registration Number:	467532
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

16.
Name:	Hai Ya! - Self Defence
Registration Number:	467531
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

17.
Name:	That's Knife - Using Knives
Registration Number:	467530
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

18.
Name:	I've Got The Vapors - Toxic!
Registration Number:	467529
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

19.
Name:	A Bee Cycle Built For Two - Bike Safety
Registration Number:	467528
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 26 of 38

20.
Name:	A Bee Tempted Day - Peer Pressure
Registration Number:	467527
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

21.
Name:	An Electrical Buzz - Electrical Safety
Registration Number:	467526
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

22.
Name:	Scout Us Out - Camping Safety
Registration Number:	467525
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

23.
Name:	X Marks the Spot - Safety Signs
Registration Number:	467524
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

24.
Name:	Play it Safe - Play Ground Safety
Registration Number:	467523
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

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25.
Name:	Safety Can Be Fun-Roller Blading, etc.
Registration Number:	467522
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

26.
Name:	A Bee Aware Day - Poison Safety
Registration Number:	467516
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-02-25

27
Name:	Bee Cool Day - Cold Weather Safety
Registration Number:	467538
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

28.
Name:	Listen Up - Not Listening to your Parents
Registration Number:	467537
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

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29.
Name:	Beefoot in the Park-Footwear Safety
Registration Number:	467536
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-03-04

30.
Name:	The Adventures of Be Alert Bert & Be Aware Clare – Episodes Numbered 1 to 26
Registration Number:	469204
Type:	Copyright
Author:	Benson, David Allan Rhode, Terry Curtis Scott Allen	Meyers, Kelly Bruce Shergold, Richard
Owner:	Shergold, Richard	Scott, Allen
Registration Date:	1998-05-01

31.
Name:	The Healing Hand
Registration Number:	495035
Type:	Copyright
Author:	Peppers, Vincent	Shergold, Richard
Owner:	Peppers, Vincent	Shergold, Richard
Registration Date:	2001-11-30

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 29 of 38

Be Alert Bert’s Safety song list from the TV series: these songs are on three cds.

The Be Alert Bert Song Titles

The Be Alert Bert Theme Song

Episode 1	The Shiver Song & The Turning Blue Blues
Episode 2	Be People Smart
Episode 3	Betty's Lament
Episode 4	The Bathroom Scare
Episode 5	I Can Dance
Episode 6	Fire Fire (An old Theme from 1st Series)
Episode 7	Poison!
Episode 8	Wear The Gear
Episode 9	Plat It Safe
Episode 10	X-Flies Theme Song & The Signs Are Out There
Episode 11	Babee Brother
Episode 12	The Camping Song
Episode 13	Naming The Dog
Episode 14	Be Alert Bert Old Theme
Episode 15	E-Electricity
Episode 16	Peer Pressure
Episode 17	Protection
Episode 18	What You Can't See
Episode 19	That's Knife
Episode 20	Bee Hive Kung-Fu Fighter
Episode 21	Owl On The Prowl
Episode 22	I'm Proud of Bee-School
Episode 23	Health
Episode 24	When The Lights Go Out
Episode 25	Bee foot In the Park
Episode 26	Listen Up

Be Alert Bert – CD – Ages 3-6 – Song Titles

•	Protection
•	Fire, Fire
•	Look Both Ways
•	Safety
•	Password
•	Bert them song

Richard Shergold© owner pre license agreement – 1995

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 30 of 38

DOMAINS AND ASSOCIATED SERVICES Services	Domain Lock ?	Status	Expires
fullmotionfitnesstv.com	On	ACTIVE	11/14/2010
smartkidscommunity.com	On	ACTIVE	11/14/2010
smartkidsgloware.com	On	ACTIVE	11/14/2010
smartkidskungfuforkids.com	On	ACTIVE	11/14/2010
smartkidstravel.com	On	ACTIVE	11/14/2010
bealertbert.com	On	ACTIVE	04/11/2010
mysmartkids.com	On	ACTIVE	07/18/2010
shaolinkungfuacademy.com	On	ACTIVE	09/18/2010
genuinelicensing.com	On	ACTIVE	12/22/2006
genuinepublishing.com	On	ACTIVE	07/11/2010
smartkidsgroupinc.com	On	ACTIVE	08/21/2010
mysmartkidssoftware.com	On	ACTIVE	06/09/2010
mysmartkidsproducts.com	On	ACTIVE	06/30/2010
smartkidsware.com	On	ACTIVE	01/28/2011
smartkidsgeopager.com	On	ACTIVE	05/05/2010
smartkidsnews.com	On	ACTIVE	05/05/2010
smartkids3dfitnesstrainer.com	On	ACTIVE	08/23/2010
bertsbeehivestores.com	On	ACTIVE	08/23/2010
bertsbeehivesandstores.com	On	ACTIVE	02/02/2010
smartkidstv.com	On	ACTIVE	02/02/2010
bertsbeehive.com	On	ACTIVE	08/09/2010

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 31 of 38

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 32 of 38

Richard Shergold 2002(c) 9328-107ave Edmonton,Alberta
Canada,T5H 0T5. (780) 421 7034 richard7@telusplanet.net

PAGE 01

PERSPECTIVES

BERT'S BEE HIVE™ KIOSK

INTERIOR

Bert's Bee Hive™
KIDS are Our Future™
KIDS are Our Future™

The domain names will go on eachside of the box.

www.smartkidsgroupinc.com
www.mysmartkids.com

EXTERIOR

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 33 of 38

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 34 of 38

Songs from Richards Full Motion Fitness TV series.
Tai Chi Songs
1 Temple Mountain
2 Yesterday’s Wind 11
3 Pachelbel Canon 11
4 Black Lotus 11
5 Moonlight Sonate
6 Temple Battle
7 Yesterday’s Westwind
8 Pachelbel Canon
9 Black Lotus
10 Going Home

Richard Shergold also has 31 shows currently running all threw Canada and in Australia. As well has developed a fitness program called the 3Dfitness Trainer, which will also be intergraded into MySmartKids web site. Richard Shergold also owns the source code for his chat and e-mail program as well the online FMF training program as well the 3Dfitness Trainer program update and source code.

Richard Shergold©

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 35 of 38

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 36 of 38

Richard Shergold©

Richard Shergold 2002(c) 9328 107ave, Edmonton,Alberta
Canada,T5H 0T5 (780) 421 7034 richard7@telusplanet.net

PAGE 02

BERT'S BEE HIVE™ KIOSK FLOORPLAN 1

All rights reserved,copyright and trade
names, owned by Richard Shergold.

SHELVING
DISPLAY/
ENTRANCE
STORAGE
COUNTER
CASH
DISPLAY/
ENTRANCE
FOLDING
GATE
STORAGE
SHELVING

10' x 10' FOOTPRINT

SCALE 2 CM = 1 FOOT

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 37 of 38

Richard Shergold©

SMART KIDS INTERNATIONAL HOLDINGS, INC.

LICENSE AGREEMENT	Page 38 of 38

FULL MOTION FITNESS
(Richard Shergold)
DVD Video Logic Diagram 1
Revised Jan 25-99
My Smart Kids Logo
InnoVision Logo
Distributor Logo
Full Motion Fitness
Play sequence on disc insertion
MAIN MENU
Looping animation BG
4 Submenu selection buttons
CHAPTER MENU
Looping animation BG
Show 1
Show 2
Show 3
Show 4
Show 5
Show 6
Show 7
Show 8
Show 9
Show 10
PARTNER INFO
Still Graphic
Genuine Licensing
Inno Vision Video
Distributor
Sponsor / Partner
(Option?)
SERIES SHOW LIST
Still Graphic
DISC 1
DISC 2
DISC 3
ABOUT THIS DISC
Still Graphic
DVD-ROM
Instructions
Creator Welcome
LEGEND
Video
Motion Menu
Still Menu
Still Graphic